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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 14, 1999


                          United Petroleum Corporation
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-25006                 13-3103494
   (State or Other Juris-         (Commission File           (IRS Employer
 diction of Incorporation)             Number)            Identification No.)


     2620 Mineral Springs Road
            Suite A
       Knoxville, Tennessee                                     37917
     ----------------------------------------------------------------------
      (Address of Principal                                   (Zip Code)
       Executive Offices)


                                 (423) 688-6204
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On January 14, 1999, the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press releases announces that, on Thursday, January 14, 1999, United Petroleum Corporation filed a voluntary petition for relief under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press release issued Friday, January 15, 1999, by the Registrant describing the filing, by the Registrant of a voluntary petition for relief under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.



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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED PETROLEUM CORPORATION
                                               (Registrant)

                                        /s/ MICHAEL A. THOMAS
                                       ----------------------------------------
Date: January 15, 1999                  By:   Michael A. Thomas
                                       Title: President and CEO


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                                 EXHIBIT INDEX

Exhibit
Number                 Description
------                 -----------

 99.1 Press release issued Friday, January 15, 1999, by the Registrant describing the filing, by the Registrant of a voluntary petition for relief under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.